Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO LOAN AGREEMENT

This AMENDMENT NO. 1 TO LOAN AGREEMENT (this “Amendment”) is entered into as of September 27, 2019 among (i) THE COOPER COMPANIES, INC., a Delaware corporation (the “Borrower”), (ii) the Lenders (defined below) executing signatures page hereto, and (iii) PNC BANK, NATIONAL ASSOCIATION, as the administrative agent (the “Administrative Agent”).

RECITALS:

A.    The Borrower, the Administrative Agent and the lenders party thereto (each, a “Lender” and collectively, the “Lenders”) are parties to the Loan Agreement, dated as of November 1, 2018 (as the same may from time to time be amended, restated or otherwise modified, the “Loan Agreement”).

B.    The Borrower has requested that the Administrative Agent and the Lenders extend the Maturity Date for the Loans and that the Lenders set forth on Schedule 1.01(a) hereto holding Term A-2 Commitments (the “Term A-2 Lenders”), make loans hereunder as additional term loans (the “Term A-2 Loans”) in an aggregate principal amount of $198,750,000 to the Borrower on the First Amendment Effective Date (as defined below).

C.    Each Term A-2 Lender is willing to make Term A-2 Loans to the Borrower on the First Amendment Effective Date on the terms set forth in Section 2 herein and in the Loan Agreement and subject to the conditions set forth herein and to become, if not already, a Lender for all purposes under the Loan Agreement and to bound by all of the terms and condition thereof and of the Loan Documents.

D.    The Borrower, the Administrative Agent and the Lenders party hereto desire to amend the Loan Agreement to modify certain provisions thereof.

AGREEMENT:

In consideration of the premises and mutual covenants herein and for other valuable consideration, the Borrower, the Administrative Agent and the Lenders party hereto agree as follows:

Section 1. Definitions. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined herein shall be defined in accordance with the Loan Agreement.

Section 2. Term A-2 Loans.

2.1    Each Term A-2 Lender hereby agrees, severally and not jointly, on the terms set forth herein and in the Loan Agreement and subject to the conditions set forth herein, to make the Term A-2 Loans to the Borrower on the First Amendment Effective Date in an aggregate principal amount equal to the amount set forth opposite such Term A-2 Lender’s name on Schedule 1.01(a) hereto as its Term A-2 Loan Commitment. The Term A-2 Loans will be added to and shall be deemed to be part of the same class as the Term A-1 Loans (as defined below). Amounts borrowed under this Section 2.1 and repaid or prepaid may not be reborrowed. On the First Amendment Effective Date, simultaneously with the making of the Term A-2 Loans, the Lenders shall automatically and without further act (and without regard to the provisions of Section 2.20 or Section 10.04 of the Credit Agreement (but which provisions shall remain applicable following such exchange)) be deemed to have exchanged interests in the Term Loans such that each such Lender shall hold the interest in the Term Loans set forth opposite such Lender’s name on Schedule 1.01(a) hereto as its Total Term Loans (the “Exchange”), and each Lender hereby authorizes the Administrative Agent to take all actions and make all payments required in order to effect the Exchange.

2.2    Each Term A-2 Lender that is not, prior to the effectiveness of this Amendment, a Lender under the Loan Agreement, hereby agrees that upon, and subject to, the occurrence of the First Amendment Effective Date, such Term A-2 Lender shall be deemed to be, and shall become, a “Lender” for all purposes of, and subject to all the obligations of a “Lender” under, the Loan Agreement and the other Loan Documents.

2.3    Interest. Interest on the Term A-2 Loans shall be payable in accordance with Section 2.13 of the Loan Agreement.

2.4    Use of Proceeds. The proceeds of the Term A-2 Loans shall be used for the payment of fees in connection with the closing of this Amendment and the transactions contemplated hereby and for general corporate purposes of the Borrower and its Subsidiaries, including, without limitation, the repayment, prepayment or paydown of other Indebtedness; provided, that the proceeds of the Term A-2 Loans shall not be used for any purpose which violates any of the Regulations of the Board (including Regulations T, U and X), or in a manner that would violate Section 3.12 of the Loan Agreement.

2.5    Termination. The commitments of the Term A-2 Lenders pursuant to Section 2.1 of this Amendment shall terminate immediately after the making of the Term A-2 Loans to the Borrower on the First Amendment Effective Date.

2.6    Prepayment; Maturity. The Term A-2 Loans shall be subject to the same optional prepayment provisions as the Term A-1 Loans. The maturity date for the Term A-2 Loans shall be the Maturity Date (as defined herein), which date shall be the same Maturity Date applicable to the Term A-1 Loans. On such Maturity Date, the Borrower shall repay in full the outstanding principal amount of the Term A-1 Loans and Term A-2 Loans.

2.7    Terms of the Term A-2 Loans Generally. Except as expressly provided herein (including, without limitation, the use of proceeds), the Term A-2 Loans shall have identical terms as the Term A-1 Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Loan Agreement and the other Loan Documents. Immediately upon the incurrence of the Term A-2 Loans on the First Amendment Effective Date, the Term A-2 Loans shall constitute a single class of Term Loans with the Term A-1 Loans (and shall be fully fungible with the existing Term A-1 Loans) and shall constitute “Term A-1 Loans” for all purposes under, and subject to the provisions of, the Loan Documents. Each reference to a “Loan”, “Loans”, “Term Loan”, or “Term Loans” in the Loan Agreement or the other Loan Documents shall be deemed to include both the Term A-1 Loans and the Term A-2 Loans and all other related terms will have correlative meanings mutatis mutandis. For the avoidance of doubt, the Term A-2 Loans shall rank pari passu with the other Obligations, and the Term A-2 Loans shall be guaranteed on a pari passu basis with the other Obligations.

Section 3. Amendments to the Loan Agreement.

3.1    Section 1.01 of the Loan Agreement is hereby amended to delete the definitions of “Commitment,” “Federal Funds Effective Rate” and “Maturity Date” in their entirety and insert the following in place thereof in appropriate alphabetical order:

“Commitment” means a Term A-1 Loan Commitment and/or a Term A-2 Loan Commitment, as the context may require.

“Federal Funds Effective Rate” for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%, with .005% being rounded up) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Federal Funds Effective Rate” for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced. Notwithstanding the foregoing, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Maturity Date” means September 25, 2020, as such date may be extended with respect to a Lender pursuant to Section 2.22.

3.2    Section 1.01 of the Loan Agreement is hereby amended to add the following definitions in appropriate alphabetical order:

“First Amendment” means that certain Amendment No. 1 to Loan Agreement, dated as of September 27, 2019, by and among the Borrower, the Administrative Agent, and the Lenders party thereto.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

“Term A-1 Lenders” means any Lender with a Term A-1 Loan Commitment.

“Term A-2 Lenders” means any Lender with a Term A-2 Loan Commitment.

“Term A-1 Loan Commitments” means, with respect to each Lender, the commitment of such Lender to make Term A-1 Loans hereunder on the Closing Date. The initial amount of each Lender’s Term A-1 Loan Commitment was set forth on Schedule 1.01(a) as in effect on the Closing Date. The initial aggregate amount of the Term A-1 Lenders’ Term A-1 Loan Commitments as of the Closing Date was $400,000,000.

“Term A-2 Loan Commitments” means, with respect to each Lender, the commitment of such Lender to make Term A-2 Loans hereunder on the First Amendment Effective Date. The initial amount of each Lender’s Term A-2 Loan Commitment is set forth on Schedule 1.01(a) as in effect on the First Amendment Effective Date. The initial aggregate amount of the Term A-2 Lenders’ Term A-2 Loan Commitments is $198,750,000.

“Term A-1 Loans” has the meaning assigned to such term in Section 2.01(a).

“Term A-2 Loans” has the meaning assigned to such term in Section 2.01(b).

3.3    Section 2.01 of the Loan Agreement is hereby amended and restated in its entirety as follows:

Section 2.01    Commitments.

(a)    Subject to the terms and conditions set forth herein, each Term A-1 Lender made Loans to the Borrower on the Closing Date (the “Term A-1 Loans”) in Dollars in the principal amount of its Term A-1 Loan Commitment as of the Closing Date. Immediately prior to the First Amendment Effective Date, Term A-1 Loans remained outstanding in the aggregate principal amount of $310,000,000, as set forth for each Term A-1 Lender on Schedule 1.01(a) as in effect on the First Amendment Effective Date. After giving effect to the Exchange (as defined in the First Amendment) on the First Amendment Effective Date, Term A-1 Loans remain outstanding in the aggregate principal amount of $301,250,000. Any portion of the Term A-1 Loans that is repaid may not be reborrowed.

(b)     Subject to the terms and conditions set forth herein, each Term A-2 Lender agrees to make Term A-2 Loans to the Borrower on the First Amendment Effective Date (the “Term A-2 Loans”) in Dollars and in the principal amount requested by the Borrower in accordance with Section 2.03 so long as such requested amount does not result in (i) the aggregate principal amount of the Term A-2 Loans made by such Lender exceeding its Term A-2 Loan Commitment or (ii) the aggregate principal amount of all Term A-2 Loans made by the Lenders exceeding the total Term A-2 Loan Commitments. The Term A-2 Loans may only be incurred on the First Amendment Effective Date, and any portion of the Term A-2 Loans that is repaid may not be reborrowed.

3.4    Section 2.14 of the Loan Agreement is hereby amended by adding “(a)” immediately prior to the beginning of Section 2.14, re-labeling the existing clauses “(a)” and “(b)” therein as “(i)” and “(ii)”, respectively, and adding the following clause (b) immediately following the end thereof:

(b)    Successor Eurodollar Index.

(i)    If the Administrative Agent determines (which determination shall be final and conclusive, absent manifest error) that either (A)(1) the circumstances set forth in Section 2.14(a) have arisen and are unlikely to be temporary, or (2) the circumstances set forth in Section 2.14(a) have not arisen but the applicable supervisor or administrator (if any) of the Adjusted LIBO Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying the specific date after which the Adjusted LIBO Rate shall no longer be used for determining interest rates for loans (either such date, a “LIBOR Termination Date”), or (B) a rate other than the Adjusted LIBO Rate has become a widely recognized benchmark rate for newly originated loans in Dollars in the U.S. market, then the Administrative Agent may (with the consent of the Borrower, not to be unreasonably withheld) choose a replacement index for the Adjusted LIBO Rate and make adjustments to applicable margins and related amendments to this Agreement as referred to below such that, to the extent practicable, the all-in interest rate based on the replacement index will be substantially equivalent to the all-in Eurodollar-based interest rate in effect prior to its replacement.

(ii)    The Administrative Agent and the Loan Parties shall enter into an amendment to this Agreement to reflect the replacement index, the adjusted margins and such other related amendments as may be appropriate, in the discretion of the Agent (and as is reasonably acceptable to the Borrower), for the implementation and administration of the replacement index-based rate. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, such amendment shall become effective without any further action or consent of any other party to this Agreement at 5:00 p.m. Eastern Standard Time on the fifth (5th) Business Day after the date a draft of the amendment is provided to the Lenders, unless the Administrative Agent receives, on or before such fifth (5th) Business Day, a written notice from the Required Lenders stating that such Lenders object to such amendment.

(iii)    Selection of the replacement index, adjustments to the applicable margins, and amendments to this Agreement (A) will be determined with due consideration to the then-current market practices for determining and implementing a rate of interest for newly originated loans in the United States and loans converted from an Eurodollar-based rate to a replacement index-based rate, and (ii) may also reflect adjustments to account for (x) the effects of the transition from the Eurodollar rate to the replacement index and (y) yield- or risk-based differences between the Eurodollar rate and the replacement index.

(iv)    Until an amendment reflecting a new replacement index in accordance with this Section 2.14(b) is effective, each advance, conversion and renewal of a Eurodollar Loan will continue to bear interest with reference to the Adjusted LIBO Rate; provided however, that if the Administrative Agent determines (which determination shall be final and conclusive, absent manifest error) that a LIBOR Termination Date has occurred, then following the LIBOR Termination Date, all Eurodollar Loans shall automatically be converted to Base Rate Loans until such time as an amendment reflecting a replacement index and related matters as described above is implemented.

(v)    Notwithstanding anything to the contrary contained herein, if at any time the replacement index is less than zero, at such times, such index shall be deemed to be zero for purposes of this Agreement.

3.5    Article X of the Credit Agreement is hereby amended by adding the following Section 10.19 immediately following Section 10.18 thereof:

10.19     Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and

such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)    As used in this Section 10.19, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

3.6    Schedule 1.01(a) of the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 1.01(a) attached hereto.

Section 4.    Effectiveness. This Amendment shall be effective on the date upon which each of the following conditions precedent has been satisfied (the “First Amendment Effective Date”):

4.1    This Amendment shall have been executed by the Borrower, each Subsidiary Guarantor, the Administrative Agent and the Lenders, and counterparts hereof as so executed (which may include electronic transmission of a signed signature page) shall have been delivered to the Administrative Agent.

4.2    The Administrative Agent (or its counsel) shall have received from the Borrower, duly executed Notes in favor of each Lender requesting a Note at least three (3) Business Days prior to the First Amendment Effective Date (or evidence satisfactory to the Administrative Agent that the Borrower has executed such Notes, which may include electronic transmission of signed Notes).

4.3    The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of Latham & Watkins LLP, counsel for the Borrower and the other Loan Parties, in form and substance reasonably acceptable to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinion.

4.4    The Administrative Agent shall have received the following items from the Loan Parties:

a.    a certificate of good standing for each Loan Party from the state of organization of such Loan Party, certified by the appropriate governmental officer and dated not more than thirty (30) days prior to the First Amendment Effective Date;

b.    a copy of the formation document of each Loan Party, together with all amendments thereto, certified as of a recent date by the appropriate governmental officer and dated not more than thirty (30) days prior to the First Amendment Effective Date and certified by an officer of such Loan Party;

c.     either (i) incumbency certificates, executed by officers of each Loan Party, which shall identify by name and title and bear the signature of the Persons authorized to sign this Amendment and any other agreements entered into in connection herewith (collectively, the “Amendment Documents”) on behalf of such Loan Party (and to make borrowings hereunder on behalf of the Borrower, in the case of the Borrower) or (ii) a certificate confirming that the authorized signatories for any Loan Party have not changed since the previous incumbency certificate for such Loan Party was delivered to the Administrative Agent, upon which certificates the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower;

d.    either (i) a copy of the bylaws (or equivalent) of each Loan Party, together with all amendments thereto, certified by an officer of such Loan Party or (ii) a certificate confirming that such bylaws (or equivalent) have not changed since the previous copy for such Loan Party was delivered to the Administrative Agent, upon which certificates the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower;

e.    copies, certified by a Secretary or an Assistant Secretary of each Loan Party of the resolutions (and resolutions of other bodies, if any are reasonably deemed necessary by counsel for the Administrative Agent) authorizing the Borrowings provided for herein, with respect to the Borrower, and the execution, delivery and performance of the Amendment Documents to be executed and delivered by the Loan Parties;

f.    a solvency certificate from the chief financial officer or other senior executive officer of the Borrower in substantially the same form as the solvency certificate delivered on the Closing Date; and

g.     a Borrowing Request in accordance with Section 2.03 of the Loan Agreement.

4.5    The Administrative Agent shall have received all documented out-of-pocket expenses (including reasonable fees and disbursements of counsel to the Administrative Agent, to the extent invoiced at least three Business Days prior to the First Amendment Effective Date) in connection with the preparation, negotiation and effectiveness of this Amendment and the other documents being executed or delivered in connection herewith, or satisfactory evidence that such amounts will be paid out of the Borrowing of Term A-2 Loans hereunder.

4.6    The representations and warranties of the Loan Parties in Article III of the Loan Agreement shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

4.7    At the time of and immediately after giving effect to the Borrowing of the Term A-2 Loans, no Default or Event of Default shall have occurred and be continuing.

Section 5. Miscellaneous.

5.1    Representations and Warranties. The Borrower and each Subsidiary Guarantor, by signing below, hereby represents and warrants to the Administrative Agent and the Lenders that:

a.    the Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Amendment;

b.    the officers executing this Amendment on behalf of the Borrower and each Subsidiary Guarantor have been duly authorized to execute and deliver the same and bind the Borrower or such Subsidiary Guarantor with respect to the provisions hereof;

c.    no Default or Event of Default exists under the Loan Agreement, nor will any occur immediately after the execution and delivery of this Amendment;

d.    this Amendment constitutes the legal, valid and binding agreement and obligation of the Borrower and each Subsidiary Guarantor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and

e.    each of the representations and warranties set forth in Article V of the Loan Agreement is true and correct in all material respects as of the date hereof, except to the extent that any thereof expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

5.2    Loan Agreement Unaffected. Each reference to the Loan Agreement in any Loan Document shall hereafter be construed as a reference to the Loan Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Loan Agreement shall remain in full force and effect and be unaffected hereby. This Amendment shall be a Loan Document.

5.3    Subsidiary Guarantor Acknowledgment. Each Subsidiary Guarantor, by signing this Amendment:

a.    consents and agrees to and acknowledges the terms of this Amendment;

b.    acknowledges and agrees that all of the Loan Documents to which such Subsidiary Guarantor is a party or is otherwise bound shall continue in full force and effect and that all of such Subsidiary Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment; and

c.    acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to which such Subsidiary Guarantor is a party to consent to the amendments to the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments or modifications to the Loan Agreement.

5.4    Entire Agreement. This Amendment, together with the Loan Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

5.5    Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature (including .pdf format), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5.6    Governing Law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK GOVERNS THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS.

5.7    JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

[Signature pages follow.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

THE COOPER COMPANIES, INC., as the Borrower

By:	/s/ Brian G. Andrews
Name:	Brian G. Andrews
Title:	Senior Vice President, Chief Financial Officer & Treasurer

[Signature Page to Amendment No. 1 to Loan Agreement]

Acknowledged and Agreed: COOPERVISION, INC., as a Subsidiary Guarantor

By:	/s/ Brian G. Andrews
Name:	Brian G. Andrews
Title:	Vice President & Treasurer

COOPERSURGICAL, INC., as a Subsidiary Guarantor

By:	/s/ Brian G. Andrews
Name:	Brian G. Andrews
Title:	Vice President & Treasurer

COOPER MEDICAL, INC., as a Subsidiary Guarantor

By:	/s/ Brian G. Andrews
Name:	Brian G. Andrews
Title:	Vice President & Treasurer

ORIGIO INC., as a Subsidiary Guarantor

By:	/s/ Brian G. Andrews
Name:	Brian G. Andrews
Title:	Vice President & Treasurer

[Signature Page to Amendment No. 1 to Loan Agreement]

PNC BANK NATIONAL ASSOCIATION, as the Administrative Agent and a Lender

By:	/s/ Dawn M. Kondrat
Name:	Dawn M. Kondrat
Title:	SVP, Credit Products Specialist

[Signature Page to Amendment No. 1 to Loan Agreement]

Signature Page to

Amendment No. 1 to Loan Agreement,

dated as of the date first above written,

among The Cooper Companies, Inc., as the Borrower,

PNC Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

                                                     Name of Institution:    U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Tom Priedeman
Name:	Tom Priedeman
Title:	Vice President

[Signature Page to Amendment No. 1 to Loan Agreement]

Signature Page to

Amendment No. 1 to Loan Agreement,

dated as of the date first above written,

among The Cooper Companies, Inc., as the Borrower,

PNC Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

                                                     Name of Institution:    KeyBank National Association

By:	/s/ Matthew J. Bradley
Name:	Matthew J. Bradley
Title:	Vice President

[Signature Page to Amendment No. 1 to Loan Agreement]

Signature Page to

Amendment No. 1 to Loan Agreement,

dated as of the date first above written,

among The Cooper Companies, Inc., as the Borrower,

PNC Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

                                                     Name of Institution:    TD Bank, N.A.

By:	/s/ Shreya Shah
Name:	Shreya Shah
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Loan Agreement]

Signature Page to

Amendment No. 1 to Loan Agreement,

dated as of the date first above written,

among The Cooper Companies, Inc., as the Borrower,

PNC Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

                                                     Name of Institution:    MUFG Union Bank, N.A.

By:	/s/ Logan Taylor
Name:	Logan Taylor
Title:	Director

[Signature Page to Amendment No. 1 to Loan Agreement]

Signature Page to

Amendment No. 1 to Loan Agreement,

dated as of the date first above written,

among The Cooper Companies, Inc., as the Borrower,

PNC Bank National Association, as the Administrative Agent, and

the Lenders Party Thereto

                                                     Name of Institution:    Bank of America, N.A.

By:	/s/ Sebastian Lurie
Name:	Sebastian Lurie
Title:	SVP

[Signature Page to Amendment No. 1 to Loan Agreement]

Schedule 1.01(a)

Lenders and Commitments

Lender	Term A-1 Loan Amount		Term A-2 Loan Commitment	Total Term Loans
PNC Bank, National Association	$77,500,000		$45,000,000	$122,500,000
Bank of America, N.A.	$77,500,000		$45,000,000	$122,500,000
KeyBank National Association	$38,750,000		$36,250,000	$75,000,000
MUFG Union Bank, N.A.	$38,750,000		$11,250,000	$50,000,000
TD Bank, N.A.	$38,750,000		$61,250,000	$100,000,000
U.S. Bank National Association	$38,750,000	[1]	—	$30,000,000

Total:	$310,000,000	[2]	$198,750,000	$500,000,000

[1]	To be reduced by $8,750,000 after giving effect to the Exchange on the First Amendment Effective Date
[2]	To be reduced by $8,750,000 after giving effect to the Exchange on the First Amendment Effective Date